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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  April 19, 2005
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                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)

               Pennsylvania                                           000-23157                          22-3527763
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(State or other jurisdiction of incorporation)                 (Commission File Number)       (IRS Employer Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                                                    08009
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         (Address of principal executive offices)                                             (Zip Code)

        Registrant's telephone number, including area code (856) 768-4930
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 19, 2005, the Compensation Committee of the Board of Directors of A.C. Moore Arts & Crafts, Inc. (the "Company") approved the 2005 Bonus Plan, which is not set forth in a written agreement, for certain management-level employees, including the executive officers who were named in the Summary Compensation Table of the Company's 2004 Proxy Statement and who are expected to be named in the Summary Compensation Table of the Company's 2005 Proxy Statement. Under the 2005 Bonus Plan, if the Company achieves certain pre-tax profit targets approved by the Compensation Committee, the Company will pay bonuses to eligible participants at pre-determined amounts which increase as the Company's pre-tax profit increases. The amounts paid to eligible participants vary based upon that participant's job responsibility. The pre-tax profit targets approved by the Compensation Committee are based on the Company's pre-tax profit before any potential impact from the expensing of stock-based compensation as a result of FASB Statement No. 123(R).

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 20, 2005, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.








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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      A.C. MOORE ARTS & CRAFTS, INC.



Date:  April 20, 2005                 By: /s/ Leslie H. Gordon
                                          -------------------------------------
                                          Name:  Leslie H. Gordon
                                          Title: Executive Vice President and
                                                    Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press release dated April 20, 2005.